T. ROWE PRICE ASSOCIATES, INC.

August 1, 2015

The T. Rowe Price Funds

100 East Pratt Street

Baltimore, Maryland 21202

Ladies and Gentlemen:

In connection with the Fund Accounting Agreement (the “BNY Agreement”), effective as of August 1, 2015 (the “Effective Date”), by and between each investment company listed on Exhibit A attached hereto (each, a “Company”), on behalf of itself or, where noted on Exhibit A, on behalf of its Series (as defined therein), severally and not jointly (each Company and/or Series a “Fund”, and collectively the “Funds”), T. Rowe Price Associates, Inc., solely with respect to Section 3(c) thereof (“TRP”), and The Bank of New York Mellon, a New York banking organization (“BNY Mellon”), TRP and the Funds desire to enter into this letter agreement (this “Agreement”). Defined terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the BNY Agreement.

TRP and the Funds hereby agree that in the event that the BNY Agreement is terminated pursuant to Section 10(c)(v) thereof because the conversion of all of the services from TRP’s systems to BNY Mellon’s systems is not substantially completed by the date that is two (2) years from the Effective Date, then, to the extent the failure to substantially complete the conversion is caused by TRP, the Funds shall be entitled to recover damages from TRP (including the recovery of platform fees previously charged to the Funds pursuant to the BNY Agreement) and be reimbursed for Costs and Expenses from TRP to the extent such failure was caused by TRP.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof. Each party hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.

This Agreement may not be amended, changed or modified in any manner except by a written agreement executed by TRP and the Fund to be bound thereby, and authorized or approved by such Fund’s Board.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute only one instrument.

[Remainder of page intentionally left blank.]

If you are in agreement with the terms set forth above, please sign in the space provided below and return an executed copy to us.

Very truly yours,

T. ROWE PRICE ASSOCIATES, INC.
By: /s/William W. Strickland
Name: /s/William W. Strickland
Title: Vice President

AGREED AND ACCEPTED:
By: /s/David Oestreicher on behalf of each Fund identified on Exhibit A attached hereto
Name: /s/David Oestreicher
Title: Secretary of the Funds

EXHIBIT A

List of Funds/Portfolios

Mutual Fund Entity Name	Reference ID	Entity Type
'40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund – Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund – Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Focused Bond Fund, Inc.	STI	Mutual Fund
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund – Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund – Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund – Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund – Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund – Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund – Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund – Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund – Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund – Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

T. ROWE PRICE ASSOCIATES, INC.

November 3, 2015

The T. Rowe Price Funds

100 East Pratt Street

Baltimore, Maryland 21202

Subject: Amendment No. 1 to the Agreement dated August 1, 2015

Ladies and Gentlemen:

Reference is made to the letter agreement dated August 1, 2015 (“Agreement”) by and between each investment company listed on Exhibit A attached to the Agreement (each, a “Company”), on behalf of itself or, where noted on Exhibit A, on behalf of its Series (as defined therein), severally and not jointly (each Company and/or Series a “Fund”, and collectively the “Funds”) and T. Rowe Price Associates, Inc. (“TRP”). The Agreement was made in connection with the Fund Accounting Agreement (the “BNY Agreement”), effective as of August 1, 2015 (the “Effective Date”), as amended November 3, 2015, by and between each Fund listed on Exhibit A attached to the Agreement, severally and not jointly, TRP, solely with respect to Section 3(c) thereof, and The Bank of New York Mellon, a New York banking organization (“BNY Mellon”).

TRP and the Funds hereby amend the Agreement by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A. TRP and the Funds further amend the agreement such that all references to the “Fund” or the “Funds” also includes any T. Rowe Price Funds that may be established after the execution of the Agreement.

If there is any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment will govern. Defined terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Agreement and the Fund Accounting Agreement shall continue to remain in full force and effect.

[Remainder of page intentionally left blank.]

If you are in agreement with the terms set forth above, please sign in the space provided below and return an executed copy to us.

Very truly yours,

T. ROWE PRICE ASSOCIATES, INC.
By: /s/Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President

AGREED AND ACCEPTED:
By: /s/David Oestreicher on behalf of each Fund identified on Exhibit A attached hereto
Name: David Oestreicher
Title: Secretary of the Funds

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

T. ROWE PRICE ASSOCIATES, INC.

April 12, 2016

The T. Rowe Price Funds

100 East Pratt Street

Baltimore, Maryland 21202

Subject: Amendment No. 2 to the Agreement dated April 18, 2016

Ladies and Gentlemen:

Reference is made to the letter agreement dated August 1, 2015 (“Agreement”) by and between each investment company listed on Exhibit A attached to the Agreement (each, a “Company”), on behalf of itself or, where noted on Exhibit A, on behalf of its Series (as defined therein), severally and not jointly (each Company and/or Series a “Fund”, and collectively the “Funds”) and T. Rowe Price Associates, Inc. (“TRP”). The Agreement was made in connection with the Fund Accounting Agreement (the “BNY Agreement”), effective as of August 1, 2015 (the “Effective Date”), as amended November 3, 2015, by and between each Fund listed on Exhibit A attached to the Agreement, severally and not jointly, TRP, solely with respect to Section 3(c) thereof, and The Bank of New York Mellon, a New York banking organization (“BNY Mellon”).

TRP and the Funds hereby amend the Agreement by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A. TRP and the Funds further amend the agreement such that all references to the “Fund” or the “Funds” also includes any T. Rowe Price Funds that may be established after the execution of the Agreement.

If there is any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment will govern. Defined terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Agreement and the Fund Accounting Agreement shall continue to remain in full force and effect.

[Remainder of page intentionally left blank.]

If you are in agreement with the terms set forth above, please sign in the space provided below and return an executed copy to us.

Very truly yours,

T. ROWE PRICE ASSOCIATES, INC.
By: /s/Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President

AGREED AND ACCEPTED:
By: /s/Patricia B. Lippert on behalf of each Fund identified on Exhibit A attached hereto
Name: Patricia B. Lippert
Title: Secretary of the Funds

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series